                                                                    EXHIBIT 99.1

                      TROPICAL SPORTSWEAR INT'L CORPORATION

                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                   11% SENIOR SUBORDINATED NOTES DUE 2008 FOR
             A NEW SERIES OF 11% SENIOR SUBORDINATED NOTES DUE 2008

                PURSUANT TO THE PROSPECTUS DATED _________, 1998


--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO
             5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted timely to SunTrust Bank, Atlanta (the
                          "Exchange Agent") as follows:

     BY HAND OR REGISTERED OR                 BY FACSIMILE:                  BY OVERNIGHT COURIER:
         CERTIFIED MAIL:
      SunTrust Bank, Atlanta             SunTrust Bank, Atlanta              SunTrust Bank, Atlanta
 c/o First Chicago Trust Company             (404) 240-2030                 Corporate Trust Division
           of New York                   Attention: Susan Knight               3495 Piedmont Road
         Corporate Trust                                                          Building 10
            8th Floor                     Confirm by Telephone:                    Suite 810
          14 Wall Street                     (404) 240-1952                  Atlanta, Georgia 30305
        New York, NY 10005               Attention: Susan Knight            Attention: Susan Knight



                              FOR INFORMATION CALL:

                             SunTrust Bank, Atlanta
                                 (404) 240-1952
                             Attention: Susan Knight

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (404) 240-1952.

         The Exchange Offer is not being mailed to, nor will tenders be accepted from or on behalf of, holders of Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

                            PRELIMINARY INSTRUCTIONS

         The undersigned hereby acknowledges receipt of the Prospectus dated ___________, 1998 (the "Prospectus") of Tropical Sportswear Int'l Corporation, a Florida corporation (the "Company"), and this Letter of Transmittal (this "Letter of Transmittal"), which together constitute the Company's offer to exchange (the "Exchange Offer") a new series of its 11% Senior Subordinated Notes due 2008 (the "Exchange Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of its outstanding 11% Senior Subordinated Notes due 2008 (the "Old Notes"). For each Old Note accepted for exchange, the holder of such Old Note will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         The form and terms of the Exchange Notes will be identical in all material respects to the form and terms of the Old Notes, except that (i) the Exchange Notes will bear a different CUSIP Number from the Old Notes, (ii) the issuance of the Exchange Notes has been registered under the Securities Act and, therefore, the Exchange Notes will not bear legends restricting the transfer thereof and (iii) holders of the Exchange Notes will not be entitled to certain rights under the Exchange and Registration Rights Agreement dated as of June 24, 1998 (the "Registration Rights Agreement") between the Company and Prudential Securities Incorporated, the initial purchaser of the Old Notes. Holders whose Old Notes are accepted for exchange will be deemed to have waived the right to receive any interest accrued on the Old Notes. See "Description of the Notes" in the Prospectus.

         The Company reserves the right, at any time and from time to time, to extend the Exchange Offer, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended. In order to extend the Exchange Offer, the Company will notify the Exchange Agent thereof by written notice and will mail to the registered holders an announcement of such extension, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date. The Exchange Offer is not conditioned upon any minimum aggregate principal amount of Old Notes being tendered or accepted for exchange. However, the Exchange Offer is subject to certain conditions. See "The Exchange Offer -- Conditions" in the Prospectus.

         This Letter of Transmittal is to be completed by a holder of Old Notes if (i) certificates are to be forwarded herewith or (ii) a tender of certificates for Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the book-entry transfer procedures set forth under "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus.

         Holders who wish to tender their Old Notes but who cannot, prior to 5:00 p.m., New York City time, on the Expiration Date (a) deliver their Old Notes, this Letter of Transmittal or any other required documents to the Exchange Agent or (b) deliver a confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and otherwise complete the procedures for book-entry transfer, may effect a tender of Old Notes by complying with the guaranteed delivery procedures set forth under "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Delivery of documents to DTC does not constitute delivery to the Exchange Agent. See Instruction 1.

         HOLDERS OF OLD NOTES SHOULD COMPLETE THE APPROPRIATE BOXES BELOW AND SIGN THIS LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE HOLDERS ELECT TO TAKE WITH RESPECT TO THE EXCHANGE OFFER.

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the Old Notes described in Box I (Description of Tendered Notes) (the "Tendered Notes"). The undersigned is the registered owner of all the Tendered Notes, and the undersigned represents that it has received from each beneficial owner of the Tendered Notes ( a "Beneficial Owner") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Tendered Notes.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the Tendered Notes with the full power of substitution to (i) deliver certificates for the Tendered Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present the Tendered Notes for transfer on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be an irrevocable power coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Tendered Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned further represents and warrants to the Company that (i) the information set forth in Box II (Beneficial Owner(s)) is correct, (ii) any Exchange Notes to be received by the undersigned and any Beneficial Owner in exchange for the Tendered Notes will be acquired in the ordinary course of business of the undersigned and such Beneficial Owner, (iii) neither the undersigned nor any Beneficial Owner is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act and (iv) neither the undersigned nor any Beneficial Owner has any arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes.

         The undersigned agrees that acceptance of any Tendered Notes by the Company and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company will have no further obligations or liabilities thereunder (except as expressly provided therein).

         The undersigned and each Beneficial Owner also acknowledge as follows:
The Exchange Offer is being made in reliance on existing interpretations of the Securities Act by the staff of the Securities and Exchange Commission (the "Commission") set forth in several "no-action" letters to third parties and unrelated to the Company and the Exchange Offer and, based on such interpretations, the Company believes that the Exchange Notes issued pursuant to the Exchange Offer in exchange for Old Notes may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes. Any holder which is an affiliate of the Company or which intends to participate in the Exchange Offer for the purpose of distributing the Exchange Notes (i) will not be able to rely on the interpretation by the staff of the Commission set forth in the above-mentioned "no action" letters, (ii) will not be able to tender its Old Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer transaction unless such sale or transfer is made pursuant to an exemption from such requirements. Failure to comply with such requirements may result in such holder incurring liability under the Securities Act for which the holder is not indemnified by the Company. The undersigned and each Beneficial Owner acknowledge that the Company has not sought or received its own "no action" letter with respect to the Exchange Offer and the related transactions, and that there can be no assurance that the staff of the Commission will make a determination in the case of the Exchange Offer and such transactions that is similar to its determinations in the above-mentioned "no action" letters.

         If the undersigned or any Beneficial Owner is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, the undersigned acknowledges that it and each such Beneficial Owner will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging and so delivering a prospectus, neither the undersigned nor any such Beneficial Owner will be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The above-referenced prospectus may be the Prospectus (as it may be amended or supplemented from time to time) only if it contains a plan of distribution with respect to such resale transactions (but need not name the undersigned or disclose the amount of Exchange Notes held by the undersigned or any such Beneficial Owner).

         The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Tendered Notes. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned and each Beneficial Owner hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and such Beneficial Owner, and shall not be affected by, and shall survive the death or incapacity of, the undersigned and such Beneficial Owner.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Tendered Notes when, as and if the Company has given written notice thereof to the Exchange Agent.

         The undersigned understands that tenders of the Tendered Notes pursuant to the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering" and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

         The undersigned recognizes that (i) under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Conditions," the Company will not be required to accept the Tendered Notes for exchange and (ii) the undersigned may withdraw its tender of Tendered Notes only as set forth in the Prospectus under "The Exchange Offer -- Withdrawal of Tenders." Tendered Notes not accepted for exchange or which have been withdrawn will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date, in the manner set forth in the next succeeding paragraph.

         Unless otherwise indicated in Box V (Special Issuance Instructions), please issue certificates for the Exchange Notes (and, if applicable, substitute certificates representing any Old Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated in Box VI (Special Delivery Instructions), please (i) send certificates for the Exchange Notes (and, if applicable, substitute certificates representing Old Notes not exchanged) to the undersigned at the address indicated in Box I (Description of Tendered Notes) or
(ii) in the case of a book-entry tender of Old Notes, please credit the Exchange Notes (and, if applicable, Old Notes not exchanged) to the account at DTC indicated in Box III (Method of Delivery).

         PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

-------------------------------------------------------------------------------------------------------------
                                                   BOX I
                                       DESCRIPTION OF TENDERED NOTES*
-------------------------------------------------------------------------------------------------------------
                                                                             Aggregate
                                                                             Principal         Aggregate
 Name(s) and Address(es) of Registered Note Holder(s),     Certificate         Amount          Principal
             exactly as name(s) appear(s)                   Number(s)      Represented by        Amount
              on Old Note Certificate(s)                  of Old Notes**   Certificate(s)     Tendered***
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                              Total
-------------------------------------------------------------------------------------------------------------
*        List the Old Notes to which this Letter of Transmittal relates. If the space provided is inadequate, the Certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule attached hereto.
**       Need not be completed by persons tendering by book-entry transfer.
***      Tenders of Old Notes must be in a minimum principal amount of $1,000 or an integral multiple of $1,000 in excess thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Certificate(s) set forth above. See
         Instruction 2.
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                BOX II
                                           BENEFICIAL OWNER(S)
-------------------------------------------------------------------------------------------------------------
          State of Principal Residence of                    Principal Amount of Tendered Notes Held
      Each Beneficial Owner of Tendered Notes                    for Account of Beneficial Owner
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                     BOX III
                               METHOD OF DELIVERY
                               (SEE INSTRUCTION 1)
-------------------------------------------------------------------------------
[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
                                      -----------------------------------------

         Account Number                      Transaction Code Number
                       ------------------                           -----------

[ ]      CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s)
                                        ---------------------------------------

         Window Ticket Number (if any)
                                      -----------------------------------------

         Date of Execution of Notice of Guaranteed Delivery
                                                           --------------------
         Name of Institution which guaranteed delivery
                                                      -------------------------

         If Delivered by Book-Entry Transfer, Complete the Following:
                                                                     ----------

                  Name of Tendering Institution
                                               --------------------------------

                  Account Number and Transaction Code Number
                                                            -------------------
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                     BOX IV
                            ATTENTION BROKER-DEALERS
-------------------------------------------------------------------------------

| | CHECK HERE IF THE UNDERSIGNED OR ANY BENEFICIAL OWNER OF TENDERED NOTES IS A BROKER-DEALER AND WISHES TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

         Name
             ------------------------------------------------------------------
         Address
                ---------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                      BOX V
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)
-------------------------------------------------------------------------------

         To be completed ONLY if certificates for Exchange Notes and/or certificates for Old Notes not exchanged are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VII (Signature).

Issue:   Exchange Notes issued and/or Old Notes not exchanged to:

Name(s)
       ------------------------------------------------------------------------
                             (Please Type or Print)

       ------------------------------------------------------------------------
                             (Please Type or Print)

Address(es)
           --------------------------------------------------------------------
                                   (Zip Code)

Taxpayer Identification Number or Social Security Number
                                                         ----------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                     BOX VI
                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)
-------------------------------------------------------------------------------
         To be completed ONLY if (1) certificates for Exchange Notes and/or certificates for Old Notes not exchanged are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VII (Signature) at the address(es) indicated in Box I (Description of Tendered Notes) or (2) Exchange Notes and/or Old Notes not exchanged are to be issued or returned, respectively, to an account maintained at DTC other than the account indicated in Box III (Method of Delivery).

Send:    Exchange Notes and/or Old Notes not exchanged to:

Name(s)
       ------------------------------------------------------------------------
                             (Please Type or Print)

       ------------------------------------------------------------------------
                             (Please Type or Print)

Address(es)
           --------------------------------------------------------------------

           --------------------------------------------------------------------
                                   (Zip Code)

Credit: Exchange Notes and/or Old Notes not exchanged to DTC account as follows:

Name(s)
       ------------------------------------------------------------------------
                             (Please Type or Print)

       ------------------------------------------------------------------------
                             (Please Type or Print)

Crediting Instructions
                      ---------------------------------------------------------

Account Number
              -----------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                     BOX VII
               SIGNATURE: TO BE COMPLETED BY ALL TENDERING HOLDERS
                           (SEE INSTRUCTIONS 1 AND 3)
         IN ADDITION, SUBSTITUTE FORM W-9 ON THE FOLLOWING PAGE MUST BE
                             COMPLETED AND SIGNED.
-------------------------------------------------------------------------------


                                                                 , 1998
------------------------------------      -----------------------

                                                                 , 1998
------------------------------------      -----------------------

                                                                 , 1998
------------------------------------      -----------------------
Signature(s) by Tendering Holder(s)                Date

Area Code and Telephone Number
                              -------------------------------------------------

         For any Tendered Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Tendered Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents submitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and the other information indicated below and, unless waived by the Company, submit herewith evidence satisfactory to the Company of authority to so act. See Instruction 3.

Name(s)
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
                             (Please Type or Print)

Capacity
        -----------------------------------------------------------------------

Address(es)
           --------------------------------------------------------------------

           --------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone Number
                              -------------------------------------------------

Tax Identification Number or Social Security Number
                                                   ----------------------------

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution
                                     ------------------------------------------
                                               (Authorized Signature)

                                     ------------------------------------------
                                                    (Print Name)

                                     ------------------------------------------
                                                      (Title)

                                     ------------------------------------------
                                            (Name of Firm -- Must be an
                                              Eligible Institution as
                                             defined in Instruction 3)

                                     ------------------------------------------
                                                      (Address)

                                     ------------------------------------------
                                          (Area Code and Telephone Number)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
              PAYOR'S NAME: TROPICAL SPORTSWEAR INT'L CORPORATION*

-------------------------------------------------------------------------------

                     Name (if joint names, list first and circle the name
                     of the person or entity whose number you enter in
                     Part 1 below. See instructions if your name has
                     changed).
                     ----------------------------------------------------------
                     Address
                     ----------------------------------------------------------
SUBSTITUTE           City, State and ZIP Code
                     ----------------------------------------------------------

                     ----------------------------------------------------------
FORM W-9             List account number(s) here (optional)

                     ----------------------------------------------------------
Department of the    PART 1--PLEASE PROVIDE YOUR TAXPAYER      |Social Security
Treasury             IDENTIFICATION NUMBER ("TIN") IN THE BOX  |    or TIN
Internal Revenue     AT RIGHT AND CERTIFY BY SIGNING AND DATING|
Service              BELOW.                                    |
                     ----------------------------------------------------------
                     PART 2--Check the box if you are NOT subject to backup withholding under the provisions of section
                     3406(a)(I)(C) of the Internal Revenue Code because
                     (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal
                     Revenue Service has notified you that you are no longer subject to backup withholding. [ ]

                     ----------------------------------------------------------
                     PART 3--CERTIFICATION--UNDER THE PENALTIES OR
                     PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON
                     THIS FORM IS TRUE, CORRECT AND COMPLETE. Awaiting TIN [ ]

                     SIGNATURE                                DATE
                              ------------------------            -------------
-------------------------------------------------------------------------------
*See Instruction 5.
-------------------------------------------------------------------------------

Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


-------------------------------------------------------------------------------
      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                      PART 3 OF SUBSTITUTE FORM W-9 ABOVE.
-------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor, 31% of all payments made to me pursuant to the Exchange Offer shall be retained until I provide a taxpayer identification number to the payor and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a number.

SIGNATURE                                            DATE
         -----------------------------------             ----------------------

                      TROPICAL SPORTSWEAR INT'L CORPORATION

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND TENDERED NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Old Notes if (i) certificates are to be forwarded herewith or (ii) a tender of certificates for Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the book-entry transfer procedures set forth under "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus. Certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth on the front cover and back cover hereof prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

         Holders who wish to tender their Old Notes but who cannot, prior to 5:00 p.m., New York City time, on the Expiration Date (i) deliver their Old Notes, this Letter of Transmittal or any other documents required by this Letter of Transmittal to the Exchange Agent or (ii) deliver a Book-Entry Confirmation and otherwise complete the procedures for book-entry transfer, may effect a tender of Old Notes by complying with the guaranteed delivery procedures set forth under "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures, (a) the tender must be made through an Eligible Institution (as defined in Instruction 3); (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, registered or certified mail or hand delivery) setting forth the name and address of the tendering holder, the certificate number(s) of the Tendered Notes and the principal amount of the Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the certificates(s) representing the Tendered Notes (or a Book-Entry Confirmation) and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (c) this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, as well as the certificates(s) representing the Tendered Notes in proper form for transfer (or a Book-Entry Confirmation), and all other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

         The method of delivery of this Letter of Transmittal, the Tendered Notes and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the Exchange Agent. As an alternative to delivery by mail, holders may wish to consider overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

         See the discussion set forth under "The Exchange Offer" in the Prospectus.

         2. TENDER BY REGISTERED HOLDER; INSTRUCTIONS TO BENEFICIAL HOLDERS; PARTIAL TENDERS. Only a holder in whose name Old Notes are registered may execute and deliver this Letter of Transmittal and tender Old Notes in the Exchange Offer. Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust, company or other nominee and who wishes to tender such Old Notes should (i) contact such registered holder promptly and instruct such registered holder to tender such Old Notes on such beneficial owner's behalf, (ii) properly complete and duly execute the form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant From Beneficial Owner" accompanying this Letter of Transmittal and (iii) timely deliver such form to such registered holder. The Company, the Exchange Agent and the transfer and registrar for the Old Notes shall be entitled to rely upon all representations, warranties, covenants and instructions given or made by such registered holder and/or such beneficial owner. If such beneficial owner wishes to tender Old Notes on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder. Any such transfer of registered ownership may take considerable time.

         Tendered Notes must be in a minimum principal amount of $1,000 or an integral multiple of $1,000 in excess thereof. If less than the entire principal amount of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should indicate the aggregate principal amount of Old Notes to be tendered in Box I (Description of Tendered Notes) under the caption "Aggregate Principal Amount Tendered." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Notes held by the tendering holder is not tendered for exchange, then (i) unless otherwise indicated in Box V (Special Issuance Instructions), certificates evidencing untendered Old Notes and Exchange Notes issued pursuant to the Exchange Offer will be issued in the name of the person signing this Letter of Transmittal and
(ii) unless otherwise indicated in Box VI (Special Delivery Instructions), such certificates will be sent to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes) (or, in the case of a book-entry tender of Old Notes, credited to the account at DTC indicated in Box III (Method of Delivery)).

         3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder of the Tendered Notes, the signature must correspond exactly with the name(s) as written on the face of the certificates for the Tendered Notes without any change whatsoever. If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

         When this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) and signatures on each such endorsement or bond power must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on certificates for Tendered Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a savings institution, commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is, in each case, a member of a recognized signature guarantee program (i.e., Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program) (an "Eligible Institution").

         Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Tendered Notes are tendered by: (i) the registered holder thereof (which term for purposes of the exchange offer includes any participant of DTC whose name appears on a security position listing as the holder of such Tendered Notes) who has not completed Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions) on this Letter of Transmittal or (ii) an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable boxes the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent if different from the name or address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. Each holder tendering by book-entry transfer may request that Old Notes not exchanged be credited to the account maintained at DTC designated by such holder hereon. If no such instructions are given, certificates evidencing such Old Notes not exchanged and Exchange Notes issued pursuant to the Exchange Offer will be returned to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes) (or, in the case of a book-entry tender of Old Notes, credited to the account at DTC indicated in Box III (Method of Delivery)).

         5. TAX IDENTIFICATION NUMBER. Federal income tax law generally requires that a tendering holder whose Tendered Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9" (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each holder of Tendered Notes must provide its correct TIN by completing the Substitute Form W-9 set forth above, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the holder of Tendered Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. This form may be obtained from the Exchange Agent. If the Tendered Notes are in more than one name or are not in the name of the Beneficial Owner, the tendering holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holders should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

         6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Tendered Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Tendered Notes, or if the Tendered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Tendered Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE TENDERED NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

         7. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify any or all conditions relating to the Exchange Offer set forth in the Prospectus.

         8. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All holders of Tendered Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Tendered Notes for exchange.

         9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address set forth on the front cover and back cover hereof for further instructions.

         10. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Tendered Notes not properly tendered or any Tendered Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right in its sole discretion to waive any defects, irregularities or conditions of tender as to any Tendered Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the Instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with Tendered Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Tendered Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Tendered Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Tendered Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as promptly as practicable following the Expiration Date.

         11. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF NOTES; RETURN OF NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as promptly as practicable after the Expiration Date and will issue Exchange Notes therefor as promptly as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given written notice thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Tendered Notes will be returned, without expense, to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes), except as may otherwise be specified in Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions).

         12. WITHDRAWAL. Tendered Notes may be withdrawn only pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Withdrawal of Tenders."

         13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address and telephone number set forth on the front cover and back cover hereof.

                    SUNTRUST BANK, ATLANTA, AS EXCHANGE AGENT
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     BY HAND OR REGISTERED OR                 BY FACSIMILE:                  BY OVERNIGHT COURIER:
         CERTIFIED MAIL:
      SunTrust Bank, Atlanta             SunTrust Bank, Atlanta              SunTrust Bank, Atlanta
 c/o First Chicago Trust Company             (404) 240-2030                 Corporate Trust Division
           of New York                   Attention: Susan Knight               3495 Piedmont Road
         Corporate Trust                                                          Building 10
            8th Floor                     Confirm by Telephone:                    Suite 810
          14 Wall Street                     (404) 240-1952                  Atlanta, Georgia 30305
        New York, NY 10005               Attention: Susan Knight            Attention: Susan Knight



                                          FOR INFORMATION CALL:

                                         SunTrust Bank, Atlanta
                                             (404) 240-1952
                                         Attention: Susan Knight
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